UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington	99201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2023, PotlatchDeltic Corporation and its wholly owned subsidiaries, PotlatchDeltic Forest Holdings, Inc. and PotlatchDeltic Land & Lumber, LLC (collectively, the “Borrowers”), entered into a First Amendment to Third Amended and Restated Credit Agreement (the “Amendment”) among KeyBank National Association, as administrative agent (the “Administrative Agent”), and the Lenders party thereto, amending the Third Amended and Restated Credit Agreement dated as of December 14, 2021 among the Borrowers, the Administrative Agent, the Guarantors party thereto and the Lenders party thereto. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Amendment.

The Amendment provides for loans based on the Secured Overnight Financing Rate (“SOFR”), as administered by the Federal Reserve Bank of New York (or a successor administrator of SOFR) instead of the London Inter-Bank Offered Rate (“LIBOR”). In addition, the Amendment provides the option for Borrowers to borrow based on a daily SOFR or term SOFR basis. Further, the Amendment provides mechanics relating to the transition from the use of SOFR to a replacement benchmark rate upon the occurrence of certain transition events.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	First Amendment to Third Amended and Restated Credit Agreement dated as of May 18, 2023, among PotlatchDeltic Corporation and its wholly owned subsidiaries, as borrowers, KeyBank National Association, as administrative agent, and the lenders party thereto
104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotlatchDeltic Corporation

Date: May 18, 2023	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary